EXHIBIT 99.2



October 24, 1996                                Arthur Andersen LLP

Office of the Chief Accountant                  Suite 1470
SECPS Letter File                               One Biscayne Tower
Securities and Exchange Commission              Miami, FL 33131 1801
Mail Stop 9-5
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read the second paragraph of Item 4 included in the attached Form 8-K/A dated October 14, 1996 of Pan Am Corporation (f/k/a Frost Hanna Mergers Group, Inc.) to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

ARTHUR ANDERSEN LLP

By
  Donald A. Denkhaus